                                                                    EXHIBIT 4.16

                                                                  EXECUTION COPY


                       SOUTHERN ENERGY MID-ATLANTIC, LLC

                                 $1,224,000,000

                              PASS THROUGH TRUSTS

           Pass Through Certificates, Series A, Series B and Series C

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


                                                               December 18, 2000

CREDIT SUISSE FIRST BOSTON CORPORATION,
 as representative of the several Purchasers

c/o Credit Suisse First Boston Corporation,
Eleven Madison Avenue
New York, NY  10010-3629

Dear Sirs:

          Southern Energy Mid-Atlantic, LLC, a Delaware limited liability company (the "Company") an indirect wholly-owned subsidiary of Southern Energy,
              -------
Inc., a Delaware corporation ("SEI"), proposes, subject to the terms and conditions stated in a purchase agreement dated December 7, 2000 (the "Purchase
                                                                       --------
Agreement"), that State Street Bank and Trust Company of Connecticut, National
---------
Association, acting not in its individual capacity but solely as trustee (in its capacity as such trustee, including its successors and assigns and any successor trustee, the "Pass Through Trustee") under each of the Pass Through Trust
              --------------------
Agreements (the "Pass Through Trust Agreements") dated as of December 18, 2000
                 -----------------------------
between the Company and the Pass Through Trustee, will issue and sell to Credit Suisse First Boston Corporation ("CSFB"), Banc of America Securities LLC ("B of
                                  ----                                     ----
A"), Chase Securities Inc. ("Chase"), and UBS Warburg LLC ("UBS" and, together
-                            -----                          ---
with CSFB, B of A and Chase, the several "Purchasers") 8.625% Pass Through
                                          ----------
Certificates, Series A in the aggregate amount of $454,000,000, 9.125% Pass Through Certificates, Series B in the aggregate amount of $435,000,000, and 10.060% Pass Through Certificates, Series C in the aggregate amount of $335,000,000 (such Pass Through Certificates are herein referred to as the "Initial Securities"). Capitalized terms used herein but not defined herein
-------------------
shall have the respective meanings specified in the Purchase Agreement whether expressly set forth therein or by reference to another agreement. As an inducement to the Purchasers to enter into the Purchase Agreement, the Company agrees with the Purchasers, for the benefit of the Purchasers and the holders of the Securities (as defined below) (collectively, the "Holders"), as follows:
                                                      -------

          SECTION 1.  Exchange Offer.  Unless not permitted by applicable law
                      --------------
(after the Company has complied with the ultimate paragraph of this Section 1), the Company shall prepare and file with the United States Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange
                          ----------                                  --------
Offer Registration Statement") on an appropriate form under the Securities Act
----------------------------
of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"), with respect to a proposed offer (the
                 --------------
"Exchange Offer") to the holders of Transfer Restricted Securities (as defined
---------------
herein) who are not prohibited by any law or policy of the Commission from participating in the Exchange Offer, to exchange a like aggregate principal amount of pass-through certificates otherwise in all material respects identical to the Initial Securities and registered under the Securities Act (the "Exchange
                                                                        --------
Securities").  The Company shall use its reasonable best efforts to (i) cause
----------
such Exchange Offer Registration Statement to become effective under the Securities Act no later than the date 325 days after the date (the "Funding
                                                                    -------
Date") on which the Purchasers purchase the Initial Securities pursuant to the
----
Purchase Agreement (the "Effective Date") and (ii)  keep the Exchange Offer
                         --------------
Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Exchange Offer is mailed to the holders (such period being called the "Exchange Offer Registration
                                                     ---------------------------
Period").
------

          If the Company commences the Exchange Offer, the Company (i) will be entitled to consummate the Exchange Offer 30 days after such commencement (provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Exchange Offer) and (ii) will be required to consummate the Exchange Offer no later than 40 days after the date on which the Exchange Offer Registration Statement is declared effective (such 40th day being the "Consummation Deadline").
                                    ---------------------

          Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

          The Company and the Purchasers acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a
                         -----------------
prospectus containing the information set forth in (a)

Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (c) Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Exchange Offer and (ii) a Purchaser that elects to sell Securities acquired in exchange for Initial Securities constituting any portion of an unsold allotment, is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

          The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the
                                            --------  -------
case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or a Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 180 days after the consummation of the Exchange Offer.

          If, upon consummation of the Exchange Offer, any Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Exchange Offer, shall cause the Pass Through Trustee to issue and deliver to such Purchaser upon the written request of such Purchaser, in exchange (the "Private Exchange") for the Initial Securities held by such Purchaser, a like
-----------------
principal amount of pass-through certificates issued under the Pass Through Trust Agreements and in all material respects identical to the Initial Securities (the "Private Exchange Securities"). The Initial Securities, the
                 ---------------------------
Exchange Securities and the Private Exchange Securities are herein collectively called the "Securities".
            ----------

          In connection with the Exchange Offer, the Company shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

          (c) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Pass Through Trustee or an affiliate of the Pass Through Trustee;

          (d) permit Holders to withdraw tendered Transfer Restricted Securities at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

          (e) otherwise comply with all applicable laws.

     As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

          (x) accept for exchange all the Transfer Restricted Securities validly tendered and not withdrawn pursuant to the Exchange Offer in accordance with the Exchange Offer Registration Statement and the letter of transmittal which shall be an exhibit thereto and the Private Exchange;

          (y) deliver to the Pass Through Trustee for cancellation all the Initial Securities so accepted for exchange; and

          (z) cause the Pass Through Trustee to issue, authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

          The Exchange Securities will not be subject to the transfer restrictions, and the Pass Through Trust Agreements shall provide that all the Securities will vote and consent together on all matters as one class and none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

          Interest on each Exchange Security and Private Exchange Security issued pursuant to the Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.

          Each Holder participating in the Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act,
(iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

          Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          If following the date hereof there has been announced a change in Commission policy with respect to exchange offers that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company will use its reasonable best efforts to seek a no-action letter or other favorable decision from the Commission allowing the Company to consummate the Exchange Offer.

          SECTION 2.  Shelf Registration.  If, (i) because of any change in law
                      ------------------
or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect an Exchange Offer, as contemplated by Section 1 hereof, (ii) the Exchange Offer is not consummated by the 365th day after the Funding Date (the "Registration Deadline"), (iii) any Purchaser so requests with
                   ---------------------
respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Exchange Offer and held by it following consummation of the Exchange Offer or (iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange and any such Holder so requests, the Company shall take the following actions (the date on which any of the conditions described in the foregoing clauses (i) through (iv) occur, including in the case of clauses (iii) or (iv) the receipt of the required notice, being a "Trigger Date"):
                 ------------

          (a) The Company shall promptly (but in no event more than 45 days after the Trigger Date (such 45th day being a "Shelf Filing Deadline"), file
                                               ---------------------
with the Commission and thereafter use its reasonable best efforts to cause to be declared effective no later than 140 days after the Trigger Date, a registration statement (the "Shelf Registration Statement" and, together with
                             ----------------------------
the Exchange Offer Registration Statement, a "Registration Statement") on an
                                              ----------------------
appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration

Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf
                                                                   -----
Registration"); provided, however, that no Holder (other than a Purchaser) shall
------------    --------  -------
be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

          (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period (the "Shelf Registration Period") ending on the earlier of (A) two years (or such longer period if extended pursuant to
Section 3(j) below) from the date of its effectiveness and (B) the date on which all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof ("Rule 144")).
                                                                   --------
Except during a Suspension Period (as defined herein), the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

          (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except during a Suspension Period; provided that clauses (i) and (ii) shall not apply to any
                   --------
untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Purchasers or Holders expressly for use therein.

          SECTION 3.  Registration Procedures.  In connection with any Shelf
                      -----------------------
Registration contemplated by Section 2 hereof and, to the extent applicable, any Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

          (a) The Company shall (i) furnish to each Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that a Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Exchange Offer or the Shelf Registration Statement, the Company shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as such Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Exchange Offer; (iii) if requested by a Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which, in the reasonable judgment of the Purchasers based upon advise of counsel (which may be in-house counsel), contains all information required under applicable securities laws, including, without limitation, a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act")) of Exchange Securities received by such broker-
                 ------------
dealer in the Exchange Offer (a "Participating Broker-Dealer"); and (v) in the
                                 ---------------------------
case of a Shelf Registration Statement include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

          (b) The Company shall give written notice to the Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

               (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

          (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

          (d) If any Holder of Securities included within the coverage of the Shelf Registration shall so request in writing, the Company shall furnish to each such Holder, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so reasonably requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (e) The Company shall deliver to each Exchanging Dealer and each Purchaser, and to any other Holder who so requests in writing, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Purchaser or any such Holder reasonably requests in writing, all exhibits thereto (including those incorporated by reference).

          (f) The Company shall, during the Shelf Registration Period (except during a Suspension Period), deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus forming a part of the Shelf Registration Statement or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

          (g) The Company shall deliver to each Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus forming a part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement, except during a Suspension Period.

          (h) Prior to any public offering of the Securities pursuant to any Registration Statement the Company shall use its reasonable best efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the
                                                   --------  -------
Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

          (i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

          (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus (and any exchange or sales) until the requisite changes to the prospectus have been made, then the Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus (and any exchange or sales) until receipt of the amendment, supplement or other document contemplated hereunder, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).

          (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange

Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

          (m) The Company shall cause the Pass Through Trust Agreements to be qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder (the "TIA") in a timely
                                                           ---
manner, and in no event later than the effective date of the applicable Registration Statement, as required by applicable law.

          (n) The Company may require each Holder of Securities to be registered pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

          (o) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in form consistent with the Purchase Agreement) and take all such other customary and appropriate action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

          (p) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) use its reasonable efforts to cause the Company's officers, directors, employees, accountants and counsel to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided,
                                                                      --------
however, that such persons shall first agree in writing with the Company that,
-------
for a period of one year from the receipt of such information, any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries by regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Shelf Registration or the use of any prospectus), (iii) such information becomes available to such persons from a source other than the Company and its subsidiaries and such source is not known by such persons to be bound by a confidentiality agreement; provided, further, that the foregoing inspection and
                           --------  -------
information gathering shall be coordinated on behalf of the Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof, provided, however, that
                                                        --------  -------
such counsel shall be Shearman & Sterling, or such other counsel as is reasonably acceptable to the Company (the "Special Counsel").
                                           ---------------

          (q) In the case of any Shelf Registration, the Company, if requested by the Holders of at least 5% of the aggregate principal amount of the outstanding Securities, shall (or in the case of an underwritten offering, shall use its best efforts to) cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof; (ii) its officers to execute and deliver all customary documents and certificates and updates thereof reasonably requested by any underwriters of the applicable Securities; and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          (r) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

          (s) The Company will use its reasonable best efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

          (t) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of
                                       -----
Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such
                           ----
Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

          (u) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

          SECTION 4. Registration Expenses. All expenses incident to the
                     ---------------------
Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation;

               (i)   all registration and filing fees and expenses;

               (ii) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

               (iii) all expenses of printing (including printing certificates for the Securities to be issued in the Exchange Offer and the Private Exchange and printing of Prospectuses), messenger and delivery services and telephone;

               (iv) all fees and disbursements of counsels for the Company and the Pass Through Trustee;

               (v) all application and filing fees in connection with listing the Exchange Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

               (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

          (a) In connection with any Registration Statement required by this Agreement, the Company will reimburse the Purchasers and the holders of Transfer Restricted Securities who are tendering Initial Securities in the Exchange Offer and/or selling or reselling Securities pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements, not to exceed $25,000 in the aggregate, of not more than one counsel, chosen by the holders of a majority in principal amount of the Securities for whose benefit such Registration Statement is being prepared; provided, however, that such
                                               --------  -------
counsel shall be the Special Counsel. Each Holder shall pay all underwriting discounts, commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Securities pursuant to the Shelf Registration.

          SECTION 5. Indemnification. The Company agrees to indemnify and hold
                     ---------------
harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls each Holder or such Participating Broker-Dealer within the meaning of the Securities Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "Indemnified Parties") against any and all losses, claims, damages or
 -------------------
liabilities, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, and to reimburse the Indemnified Parties for any legal or other expenses incurred by them in connection with investigating or defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission which was made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with information furnished in writing to the Company by, or through such Indemnified Party or on behalf of such Indemnified Party for use therein and except that this indemnity shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus or supplement to such prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus or supplement to such prospectus if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer.

          (a) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof.

          (b) Promptly after receipt by a party indemnified under Section 5(a) or Section 5(b) above of written notice of any loss, claim, damage or liability in respect of which indemnity may be sought by it hereunder, such indemnified party will, if a claim is to be made against an indemnifying party, notify the indemnifying party thereof in writing, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability (otherwise than under Section 5(a) or Section 5(b) hereof) which it may have to the indemnified party. Thereafter, the indemnified party and the indemnifying party shall consult, to the extent appropriate, with a view to minimizing the cost to the indemnifying party of its obligations hereunder. In case any indemnified party receives written notice of any loss, claim, damage or liability in respect of which indemnity may be sought by it hereunder and it notifies the indemnifying party thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from the indemnified party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that if the
                                                  --------  -------
parties against which any loss, claim, damage or liability arises include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that defenses available to it create a conflict of interest for the counsel selected by the indemnifying party under the code of professional responsibility applicable to such counsel, the indemnified party shall have the right to select one separate counsel to assume such legal defenses and otherwise to participate in the defenses of such loss, claim, damage or liability on behalf of the indemnified party. Upon receipt by the indemnified party of notice from the indemnifying party of its selection so to assume the defense of such loss, claim, damage or liability and approval by the indemnified party of counsel, the indemnifying party shall not be liable to the indemnified party under Section 5(a) or Section 5(b) hereof for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof unless
(i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed and continued to employ counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party shall have authorized in writing the employment of separate counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall, without prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which the indemnified party is or is entitled or subject to be a party and the indemnified party is entitled to indemnity hereunder unless such settlement includes an unconditional release of the indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. No indemnifying party shall be liable for any settlement, compromise or consent to the entry of any order adjudicating or otherwise disposing of any loss, claim, damage or liability effected without its consent.

          (c) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement (including, without limitation, pursuant to Section 9(l) hereto) or any investigation made by or on behalf of any indemnified party.

          SECTION 6.  Additional Interest Under Certain Circumstances.  (a)
                      -----------------------------------------------
Additional interest (the "Additional Interest") with respect to the Securities
                          -------------------
shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (ii) below being herein called a "Registration
                                                               ------------
Default"):
-------

               (i) (A) the Exchange Offer has not been consummated on or prior to the Registration Deadline and (B) the Shelf Registration Statement required by this Agreement is not declared effective by the Commission on or prior to the Registration Deadline; or

               (ii) the Shelf Registration Statement required by this Agreement has been declared effective by the Commission but (A) such Shelf Registration Statement thereafter ceases to be effective at any time that the Company is obligated hereby to maintain the effectiveness thereof or (B) such Shelf Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Shelf Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

          Additional Interest shall accrue on the Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum (the "Additional Interest Rate"), which Additional Interest Rate shall be
            ------------------------
the same regardless of whether one or more such Registration Defaults shall be continuing simultaneously. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease and the interest rate on the Securities will be reduced to the interest rate it would have been had no such Registration Default occurred.

          (b) A Registration Default referred to in Section 6(a)(ii) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if such Registration Default has occurred solely as a result of (i) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (ii) the occurrence of other material events or developments with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus, provided that, during
                                                        --------
the Suspension Period, the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events. For purposes hereof, the "Suspension Period" shall mean
                                                 -----------------
the period of time commencing on and including the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable as a result of the occurrence of such events or developments, and ending on the earliest to occur of (x) the date on which each seller of Securities covered by the Shelf Registration Statement either receives copies of the supplemented or amended prospectus contemplated herein or is advised in writing by the Company that the use of the prospectus may be resumed, (y) the expiration of 45 consecutive calendar days during which such Suspension Period has been in effect, and (z) the expiration of an aggregate of 60 days in any consecutive twelve-month period during which one or more Suspension Periods has been in effect. Additional Interest shall be payable in accordance with the above paragraph from and excluding the last day of a Suspension Period until such Registration Default is cured.

          (c) Any amounts of Additional Interest due pursuant to Section 6(a) will be payable in cash on the regular interest payment dates with respect to the Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Securities and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

          (d) "Transfer Restricted Securities" means each Security until (i) the
               ------------------------------
date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

          (e) The parties hereto agree that the additional interest provided for in this Section 6 constitutes a reasonable estimate of and is intended to constitute the sole remedy to Holders of Securities by reason of the failure of the Shelf Registration Statement or the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

          SECTION 7.  Rules 144 and 144A.  The Company shall use its reasonable
                      ------------------
best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

          SECTION 8.  Underwritten Registrations.  If any of the Transfer
                      --------------------------
Restricted Securities covered by any Shelf Registration are to be sold in an Underwritten

Offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by
                                    ---------------------
the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          SECTION 9.  Miscellaneous.  (a)  No Inconsistent Agreements.  The
                      -------------        --------------------------
Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

          (b) Amendments and Waivers.  The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents, or as otherwise provided in the Pass Through Trust Agreements.

          (c) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

          (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

          (2) if to the Purchasers:

               Credit Suisse First Boston Corporation
               Eleven Madison Avenue
               New York, NY 10010-3629
               Fax No.:  (212) 325-8278
               Attention:  Transactions Advisory Group

     with a copy to:

               Shearman & Sterling
               599 Lexington Avenue
               New York, NY  10022-6069
               Fax No.: (212) 848-7179
               Attention:  Alexander C. Bancroft, Esq.

          (3)  if to the Company, at its address as follows:

               Southern Energy Mid-Atlantic, LLC
               1155 Perimeter Center West
               Atlanta, Georgia  30338
               Fax:  (678) 579-5001
               Attention:  President

     with a copy to:

               Troutman Sanders LLP
               Bank of America Plaza, Suite 5200
               600 Peachtree Street, N.E.
               Atlanta, Georgia  30308
               Fax:  (404) 885-3001
               Attention:  John T.W. Mercer, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

          (d) Third Party Beneficiaries.  The Holders shall be third party
              -------------------------
beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

          (e) Successors and Assigns.  This Agreement shall be binding upon the
              ----------------------
Company and its successors and assigns. If any transferee of any Purchaser shall acquire a Security in any manner, whether by operation of law or otherwise, by taking and holding such Security, such person shall be conclusively deemed to have agreed to be bound by and to perform all the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          (i) Severability.  If any one or more of the provisions contained
              ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j) Securities Held by the Company.  Whenever the consent or approval
              ------------------------------
of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (k) Agent for Service; Submission to Jurisdiction; Waiver of
              --------------------------------------------------------
Immunities.  By the execution and delivery of this Agreement, the Company (i)
----------
acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New York or brought under federal or state securities laws, and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corporation System and written notice of said service to the Company shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as any of the Transfer Restricted Securities shall be outstanding. To the extent that the Company may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law.

          (l) Termination of Agreement.  This Agreement shall automatically
              ------------------------
terminate upon payment in full of the Initial Securities solely from Escrowed Funds (as defined in the Pass Through Trust Agreements). Upon such termination, neither of the parties hereto shall have any further obligations hereunder; provided, however, that notwithstanding anything to the contrary in this
--------  -------
agreement, the obligations of the

Company under Section 5 hereto shall not terminate, and shall remain in full force and effect.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Purchasers, the Company and SEI in accordance with its terms.


                              Very truly yours,

                              SOUTHERN ENERGY MID-ATLANTIC, LLC

                              By: /s/ Raymond V. Haley
                                  ------------------------------
                                  Name: Raymond V. Haley
                                  Title: Vice President

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
acting on behalf of itself and as representative of the several Purchasers


By: /s/ James Bartlett
    --------------------
    Name: James Bartlett
    Title: Director

                                       22